Exhibit 15.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

i.	Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

ii.	Form S-8 Registration Statement (File No. 333-108755), filed with the SEC on September 12, 2003;

iii.	Form S-8 Registration Statement (File No. 333-119746), filed with the SEC on October 14, 2004;

iv.	Form S-8 Registration Statement (File No. 333-129288), filed with the SEC on October 28, 2005;

v.	Form S-8 Registration Statement (File No. 333-139009), filed with the SEC on November 29, 2006;

vi.	Form S-8 Registration Statement (File No. 333-143972), filed with the SEC on June 22, 2007;

vii.	Form S-8 Registration Statement (File No. 333-151348), filed with the SEC on June 2, 2008;

viii.	Form S-8 Registration Statement (File No. 333-160149), filed with the SEC on June 22, 2009;

ix.	Form S-8 Registration Statement (File No. 333-160148), filed with the SEC on June 22, 2009;

x.	Form S-8 Registration Statement (File No. 333-172901), filed with the SEC on March 17, 2011;

xi.	Form S-8 Registration Statement (File No. 333-176118), filed with the SEC on August 5, 2011;

xii.	Form S-8 Registration Statement (File No. 333-178696), filed with the SEC on December 22, 2011;

xiii.	Form S-8 Registration Statement (File No. 333-183016), filed with the SEC on August 2, 2012;

xiv.	Form S-8 Registration Statement (File No. 333-187560), filed with the SEC on March 27, 2013;

xv.	Form S-8 Registration Statement (File No. 333- 193089), filed with the SEC on December 26, 2013;

xvi.	Form S-8 Registration Statement (File No. 333-201034) filed with the SEC on December 18, 2014; and

xvii.	Form S-8 Registration Statement (File No. 333-208558) filed with the SEC on December 15, 2015.

of our reports dated April 27, 2016 with respect to the consolidated financial statements of Alcatel Lucent and subsidiaries and the effectiveness of internal control over financial reporting of Alcatel Lucent and subsidiaries, included in this Annual Report on Form 20-F of Alcatel Lucent for the year ended December 31, 2015.

/s/ Ernst & Young et Autres

represented by Frédéric Martineau

Paris La-Défense, France

April 27, 2016